UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2007

STRATOS RENEWABLES CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-1321517	20-1699126
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

9440 Santa Monica Blvd., Suite 401
Beverly Hills, CA 90210
(Address of Principal Executive Offices)

(310) 402-5901
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 20, 2007, the Registrant amended its articles of incorporation to change the name of the corporation from “New Design Cabinets, Inc.” to “Stratos Renewables Corporation.”  A copy of the certificate of amendment is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS RENEWABLES CORPORATION

Date: November 26, 2007	By:	/s/ Luis Humberto Goyzueta
Luis Humberto Goyzueta
President

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment

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